UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2024

Syros Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37813	45-3772460
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 CambridgePark Drive Cambridge, Massachusetts	02140
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 744-1340

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SYRS	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2024 Annual Meeting of Stockholders of Syros Pharmaceuticals, Inc. (the “Company”) held on June 5, 2024 (the “Annual Meeting”), the Company’s stockholders approved an amendment (the “2022 EIP Amendment”) to the Syros Pharmaceuticals, Inc. 2022 Equity Incentive Plan (the “2022 EIP”). The 2022 EIP Amendment, which had previously been adopted by the Company’s Board of Directors subject to stockholder approval, increases the number of shares of common stock of the Company available for issuance under the 2022 EIP by 1,750,000 shares.

The description of the 2022 EIP, as amended, contained on pages 46 to 57 of the Company’s definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission (the “SEC”) on April 23, 2024 (the “Proxy Statement”), is incorporated herein by reference. A complete copy of the 2022 EIP Amendment is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders voted in the following manner with respect to the following proposals:

1.

The election of three Class II directors, each to serve for a three-year term expiring at the Company’s 2027 annual meeting of stockholders and until their successor has been duly elected and qualified.

Nominees	For	Withheld	Broker Non-Votes
Srinivas Akkaraju, M.D., Ph.D.	9,937,523	7,569,838	4,293,683
Deborah Dunsire, M.D.	17,450,919	56,442	4,293,683
Richard A. Young, Ph.D.	10,222,669	7,284,692	4,293,683

2.	The approval of an amendment to the 2022 EIP to increase the number of shares of the Company’s common stock available for issuance thereunder by 1,750,000 shares.

For:	17,270,024
Against:	227,218
Abstain:	10,119
Broker Non-Votes:	4,293,683

3.

The approval of an amendment to the Syros Pharmaceuticals, Inc. Restated Certificate of Incorporation, as amended, to (i) increase the number of authorized shares of the Company’s capital stock from 80,000,000 shares to 150,000,000 shares, and (ii) increase the number of authorized shares of the Company’s common stock from 70,000,000 shares to 140,000,000 shares (the “Share Increase Amendment”).

For:	17,221,927
Against:	226,689
Abstain:	58,745
Broker Non-Votes:	4,293,683

The Company filed a Certificate of Amendment of Restated Certificate of Incorporation with the Secretary of State of the State of Delaware on June 5, 2024 to effect the Share Increase Amendment.

4.

The approval of an amendment to the Syros Pharmaceuticals, Inc. Restated Certificate of Incorporation, as amended, to reflect new Delaware law provisions regarding officer exculpation (the “Officer Exculpation Amendment”).

For:	15,600,986
Against:	1,892,849
Abstain:	13,526
Broker Non-Votes:	4,293,683

The Company filed a Certificate of Amendment of Restated Certificate of Incorporation with the Secretary of State of the State of Delaware on June 5, 2024 to effect the Officer Exculpation Amendment.

5.	The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

For:	21,649,497
Against:	85,571
Abstain:	65,976

6.	The approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers.

For:	17,127,081
Against:	359,883
Abstain:	20,397
Broker Non-Votes:	4,293,683

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Amendment No. 1 to the Syros Pharmaceuticals, Inc. 2022 Equity Incentive Plan (incorporated herein by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A (File No. 001-37813) filed with the SEC on April 23, 2024).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYROS PHARMACEUTICALS, INC.

Date: June 6, 2024	By:	/s/ Gerald Quirk
Gerald Quirk Chief Legal & Compliance Officer; Chief Business Officer